SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 24, 2001




                               LIFE SCIENCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                           0-5099                  59-0995081
----------------------------            -----------          -------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


2900 - 72ND STREET NORTH, ST. PETERSBURG, FLORIDA                    33710
-------------------------------------------------                 ----------
    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code    (727) 345-9371
                                                     ------------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






                             Exhibit Index at Page 3

                               (Page 1 of 4 Pages)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        Attached as Exhibit 20.01 and incorporated herein by this reference is the May 24, 2001 release to stockholders of Life Sciences, Inc. concerning the formation of an affiliated joint venture in China.

        It is expected the release will be mailed on or about May 25, 2001 to the stockholders of Life Sciences, Inc.

        This report on Form 8-K is being filed for reasons other than those which would require a filing under Regulation FD.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.  See the attached Exhibit Index, which is incorporated herein by this reference


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 24, 2001.

                                           LIFE SCIENCES, INC.



                                           By: /s/ ALEX A. BURNS
                                               ---------------------------------
                                               Alex A. Burns, Vice President

                                  EXHIBIT INDEX

                                                                   BEGINNING AT
EXHIBIT                                                            SEQUENTIAL
  NO.                          DESCRIPTION                           PAGE NO.
-------   -------------------------------------------------------- ------------

20.01     May 24, 2001 release to the stockholders of Life
          Sciences, Inc. referred to under Item 5 of this Form 8-K       4




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